                            RESTATED SEPTEMBER, 1995

                               HARSCO CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                    ARTICLE I

                              ESTABLISHMENT OF PLAN


         1.1 Purpose. The Harsco Corporation Supplemental Retirement Plan ("Plan") was established by Harsco Corporation ("Corporation") to provide supplemental retirement benefits to designated corporate and division officers and to compensate them for government-imposed reductions in benefits from and/or contributions to the tax-qualified plans in which they participate.

         1.2 Tax/ERISA. The Corporation intends that the Plan shall at all times be maintained on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended ("Code"), and administered as a "top-hat" plan exempt from the substantive requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         1.3 Effective Date. This Plan, as amended and restated herein, shall apply to participating employees whose retirement or other termination date occurs on or after January 2, 1995. Benefits for Participants who retired or whose participation terminated prior to January 2, 1995, will be determined by the Plan provisions in effect upon such Participant's retirement or termination.


                                   ARTICLE II

                                   DEFINITIONS


         2.1 Accrued Benefit. The Supplemental Pension Benefit and the Supplemental Savings Benefit earned by a Participant under this Plan in accordance with the provisions of Article IV.

         2.2 Ancillary Agreement. An instrument by which special arrangements for specific Participants are incorporated into this Plan.

         2.3 Beneficiary. Any person designated by a Participant to receive benefits which may be due, or become due, under this Plan. If a Participant made no such designation, or if the designated person predeceases the Participant, the Beneficiary shall be the Participant's estate.

         2.4 Board. The Board of Directors of the Corporation.

         2.5 Change In Control. The first to occur of any one of the events described below:

                  (a) Stock Acquisition. Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ["the 1934 Act"], other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, who is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13(d)-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offer, or the date on which the Company first learns of acquisition of 20 percent of such securities, or the later of the effective date of an agreement for the merger, consolidation or other reorganization of the Company or Company shareholder approval thereof, as the case may be.

                  (b) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors ceases for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

                  (c) Other Events. Any other event or series of events which, notwithstanding any other provision of this definition, is determined by a majority of the outside members of the Board of Directors of the Company to constitute a Change in Control of the Company for purposes of this Supplemental Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

         2.6 Committee. The Management Development and Compensation Committee of the Board or such other committee as may be designated by the Board.

         2.7 Compensation. Total base salary plus 100% of nondiscretionary incentive compensation, all calculated on a paid basis and payable according to the provisions of a regular written plan covering officers as approved by the Board or a Committee thereof.

         2.8 Credited Service. Service with Harsco and with any predecessor company acquired by or merged into Harsco if such service with the predecessor company is granted by the Board of Directors or a Committee thereof. In computing Credited Service hereunder, the Corporation shall act in accordance with (a) rules applicable to the Related Harsco Plan or (b) if different, rules established by the Board of Directors or a Committee thereof.

         2.9 Early Retirement Date. The first date of the month following the Participant's attainment of 55 years of age and 15 years of Credited Service.

         2.10 Final Average Compensation. A Participant's average annual Compensation for the 60 highest consecutive out of the last 120 months prior to the date of retirement or termination of employment for any reason prior to Normal Retirement Date. If, due to absence because of disability or temporary layoff, a Participant's Compensation during any 12 month period in any of said 120 months falls below 75% of what it would have been had it not been for such absence, such period or periods shall b excluded and contiguous periods of months shall be used in determining the 60 highest consecutive months.

         2.11 Normal Retirement Date. The first day of the month following the Participant's 65th birthday.

         2.12 Participant. An officer or other employee of the Corporation who has been approved for participation in the Plan pursuant to Article III.

         2.13 Pension Committee. The Committee appointed by the Board of Directors or a Committee thereof to administer qualified and nonqualified pension plans.

         2.14 Related Harsco Plan. The relevant tax-qualified plan, the benefit under which is offset against an amount determined under this Plan to comprise all or part of the Participant's Accrued Benefit. In most cases, the Related Harsco Plan shall be, with respect to the Supplemental Pension Benefit, the Harsco Employees Pension Plan and, with respect to the Supplemental Savings Benefit, the Harsco Corporation Savings Plan.

         2.15 Social Security Covered Compensation. As defined by Social Security Integration Table I - (see attached Exhibit A). This table is subject to change as Social Security covered compensation maximums are changed.

         2.16 Supplemental Pension Formula. 0.8% of Final Average Compensation, up to the Social Security Covered Compensation plus 1.6% of Final Average Compensation in excess of the Social Security Covered Compensation, multiplied by Credited Service to a maximum of 33 years and divided by 12.

                                   ARTICLE III

                            ELIGIBILITY AND VESTING

         3.1 Eligibility to Participate in the Plan. All officers of the Corporation, and division officers elected by the Board of Directors shall be eligible to participate in this Plan.

         3.2 Vesting. A Participant's right to an Accrued Benefit under this Plan shall vest and become nonforfeitable only if, and to the extent that, the Participant is vested in the Related Harsco Plan. Notwithstanding any provision to the contrary, all Participants shall become fully vested in their Accrued Benefit following or in connection with a Change in Control.


                                   ARTICLE IV

                             SUPPLEMENTAL BENEFITS


         4.1 Supplemental Pension Benefit. The Supplemental Pension Benefit shall be the greater of the monthly amounts calculated under (a) or (b) as set forth below:

                  (a) The Supplemental Pension Formula offset by the monthly retirement benefit payable to the Participant from the Related Harsco Plan, both calculated on a 10-year certain and continuous basis; and

                  (b) The difference between (i) the monthly pension benefit which the Participant would have been entitled to under the Related Harsco Plan, calculated without regard to the limitation on benefits imposed by Code section 415, the ceiling on covered compensation imposed by Code section 401(a)(17) and any similar limitation or restriction imposed by the Code or ERISA, and (ii) the monthly pension benefit actually payable to the Participant under the Related Harsco Plan.

         4.2 Supplemental Savings Benefit. The Supplemental Savings Plan Benefit shall be determined as follows: If the amount of a Participant's contributions to the Harsco Corporation Savings Plan is limited as a result of the Code or ERISA such that the Participant is unable to contribute the maximum amount of Matched After-Tax Contributions and/or Matched Tax Saver Contributions permitted by the Savings Plan, then the Participant shall be entitled to receive the difference between (a) and (b) a set forth below:

                  (a) The amount of Corporation's matching contributions to the Saving Plan that would have been made for the account of such Participant, but for the Code or ERISA limitations, and

                  (b) The amount of Corporation's matching contributions actually made to the Savings Plan for the account of such Participant.

The amount payable pursuant to the provisions of this paragraph shall include adjustments for changes in the market value of the Corporation stock that would have been purchased by the Corporation's matching contributions that would have been made to the Savings Plan for the account of a Participant, but for the ERISA limitations including dividends that would have been payable on such stock.


                                    ARTICLE V

                   SUPPLEMENTAL PENSION BENEFIT DISTRIBUTION


         5.1 Form of Payment. The Supplemental Pension Benefit shall be paid in a form selected by the Participant within 60 days after the Participant's Early, Normal or Postponed Retirement Date or termination of employment with a vested Accrued Benefit. The normal form of payment for the Supplemental Pension Benefit shall be determined on a 10-year certain and continuous basis; however, a Participant may select an optional form of payment, provided such optional form is (a) the same as that selected by the Participant under the Related Harsco Plan and (b) not a lump sum.

         5.2 Early Retirement Benefit. Subject to the form of payment restrictions in Section 5.1, a Participant who retires after his Early Retirement Date and prior to his Normal Retirement Date shall be entitled to a Supplemental Pension Benefit which shall be adjusted actuarially in accordance with Tables B and C attached hereto.

         5.3 Postponed Retirement. The Supplemental Pension Benefit payable to a Participant who continues employment after his Normal Retirement Date will be calculated as of his Normal Retirement Date and will be paid upon his actual retirement. If the Participant dies after his Normal Retirement Date, but prior to actual retirement, his Supplemental Pension Benefit shall be payable to his Beneficiary in the form of a life only annuity actuarially adjusted for the age of the Beneficiary.

         5.4 Disability Benefit. In case of permanent disability, the Supplemental Pension Benefit will be determined using the eligibility requirements for disability retirement benefits under the Related Harsco Plan.

         5.5 Death Benefit. Except as provided under Section 5.3, if a Participant dies on or after qualifying for benefits under the Related Harsco Plan but before actual retirement, there shall be payable to the Beneficiary of such Participant a monthly benefit equal to the Supplemental Pension Benefit actuarially adjusted to provide a life annuity payable for the life of the Beneficiary.

         5.6 Small Amounts. If the present value of the Supplemental Pension Benefit is less than $25,000, such value may be paid to the Participant or Beneficiary in a lump sum at the discretion of the CEO.

         5.7 Change in Control. Notwithstanding the foregoing, if a Participant terminates employment following or in connection with a Change in Control, the Participant's Supplemental Pension Benefit shall be payable to him in a lump sum.


                                   ARTICLE VI

                   SUPPLEMENTAL SAVINGS BENEFIT DISTRIBUTIONS




         6.1 Termination of Employment. If a Participant terminates employment with the Corporation, the Supplemental Savings Benefit shall be payable to him in a lump sum within 60 days following his termination of employment.

         6.2 Payment of Benefits to Beneficiary. If the Participants dies while an employee of the Corporation or prior to receiving payment under Section 6.1, his Supplemental Savings Benefit, shall be payable to his Beneficiary within 60 days of his death.


                                   ARTICLE VII

                                 ADMINISTRATION


         7.1 Administration of the Plan. The Plan shall be administered by the Committee, referred to herein as the Administrator. Members of the Committee, if otherwise eligible, shall be eligible to participate in the Plan, but no such member shall be entitled to make decisions solely with respect to his participation. The Administrator shall be vested with full authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan. Any determination decision or action of the Administrator in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all person claiming under or through any Participant. The Administrator shall have the authority to:

                  (i) Employ agents to perform services on behalf of the Administrator and to authorize the payment of reasonable compensation for the performance of such services.

                  (ii) Delegate to the Pension Committee the authority to perform administrative duties otherwise reserved to the Administrator herein.

         7.2 Cost of Administering the Plan. The Corporation shall bear the costs of administration of the Plan.


                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION


         8.1 Amendment. The Corporation, acting through the Board or a Committee thereof, may at any time amend this Plan, in whole or in part, by an instrument in writing, executed by the Board or a Committee thereof; provided, however, that no amendment shall be made which would have the effect of decreasing any Participant's Accrued Benefit determined just prior to the amendment.

         8.2 Termination. The Corporation, acting through its Board or a Committee thereof, may at any time terminate this Plan by an instrument in writing executed by the Board or its designee; provided, however,

                  (a) no such termination shall be made which would have the effect of decreasing any Participant's Accrued Benefit determined just prior to the amendment.


                  (b) the Corporation, by action of its Board or a Committee thereof, may elect to accelerate all distributions at the time it elects to terminate the Plan.


                                   ARTICLE IX

                                 MISCELLANEOUS


         9.1 No Right of Employment. Nothing in the Plan shall be deemed to grant a Participant any rights other than those specifically outlined in the Plan. Nothing in the Plan shall be deemed to create any right of, or contract for, employment between a Participant and the Corporation.

         9.2 Withholding. The Corporation may deduct, with respect to any payments due or benefits accrued under this Plan, any taxes required to be withheld by Federal, state or local governments.

         9.3 Non-Assignability of Benefits. Neither the Participant nor any Beneficiary shall have the power to transfer, assign, anticipate, modify or otherwise encumber in advance any of the payments that may become due hereunder; nor shall any such payments be subject to attachment, garnishment or execution, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

         9.4 No Funding. Any provision for payments hereunder shall be by means of bookkeeping entries on the books of the Corporation and shall not create in the Participant or his Beneficiary any right to, or claim against any specific assets of the Corporation, nor result in the creation of any trust or escrow account for the Participant or Beneficiary. A Participant or Beneficiary entitled to any payment of benefits hereunder shall be a general creditor of the Corporation.

         9.5 Forfeiture on Termination For Cause. Notwithstanding any provision to the contrary (including the acceleration of vesting and payment provisions relating to Change in Control), if any Participant is terminated for cause, all benefits hereunder shall be forfeited and the Corporation shall have no further obligation to the Participant (or his Beneficiary) hereunder. For purposes of this Plan, "cause" means (i) an act or acts of personal dishonesty taken by the Participant and intended to result in substantial personal enrichment of the Participant at the expense of the Company, (ii) repeated violations by the Participant of the Participant's obligations under the Participant's employment agreement where applicable which are demonstrably willful and deliberate on the Participant's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or (iii) the conviction of the Participant of a felony.

         9.6 Gender and Number. As used herein the masculine pronoun shall include the feminine and neuter genders, the singular shall include the plural, and the plural the singular, unless the context clearly indicates a different meaning.

         9.7 Controlling Law. This Plan and the respective rights and obligations of the Corporation and the Participants and Beneficiaries, except to the extent otherwise provided by Federal law, shall be construed under the law of the Commonwealth of Pennsylvania.



/s/ P. C. Coppock                                /s/ D. C. Hathaway
------------------------------------             -------------------------------
P. C. Coppock, Sr. Vice President,               D. C. Hathaway, Chairman,
Chief Administrative Officer,                    President and Chief Executive
General Counsel and Secretary                    Officer

TABLE A

                         1998 COVERED COMPENSATION TABLE
                          UNDER TAX REFORM ACT OF 1986

 YEAR OF            YEAR OF SOCIAL SECURITY          COVERED
  BIRTH                RETIREMENT AGE                COMPENSATION
  1925                      1990                         $ 18,312
  1926                      1991                           19,728
  1927                      1992                           21,192
  1928                      1993                           22,716
  1929                      1994                           24,312
  1930                      1995                           25,920
  1931                      1996                           27,576
  1932                      1997                           29,304
  1933                      1998                           31,128
  1934                      1999                           32,940
  1935                      2000                           34,752
  1936                      2001                           36,528
  1937                      2002                           38,292
  1938                      2004                           41,748
  1939                      2005                           43,488
  1940                      2006                           45,216
  1941                      2007                           46,908
  1942                      2008                           48,552
  1943                      2009                           50,136
  1944                      2010                           51,684
  1945                      2011                           53,208
  1946                      2012                           54,684
  1947                      2013                           56,136
  1948                      2014                           57,432
  1949                      2015                           58,644
  1950                      2016                           59,760
  1951                      2017                           60,780
  1952                      2018                           61,716
  1953                      2019                           62,592
  1954                      2020                           63,420
  1955                      2022                           64,872
  1956                      2023                           65,544
  1957                      2024                           66,120
  1958                      2025                           66,612
  1959                      2026                           67,044
  1960                      2027                           67,404
  1961                      2028                           67,716
  1962                      2029                           67,944
  1963                      2030                           68,148
  1964                      2031                           68,304
  1965                      2032 and later                 68,400

Table B

                          HARSCO EMPLOYEES PENSION PLAN
 EARLY RETIREMENT FACTORS (PERCENT OF ACCRUED PENSION PAYABLE AT AGE SPECIFIED)
              EFFECTIVE FOR RETIREMENTS ON OR AFTER JANUARY 2, 1995
                FOR EMPLOYEES WITH LESS THAN 30 YEARS OF SERVICE

    AGE AT WHICH                             AGE AT WHICH                              AGE AT WHICH
  MONTHLY BENEFITS                         MONTHLY BENEFITS                           MONTHLY BENEFITS
    ARE TO BEGIN      # OF MOS               ARE TO BEGIN     # OF MOS                  ARE TO BEGIN    # OF MOS
 ----------------     PRIOR TO              --------------    PRIOR TO                ---------------   PRIOR TO
  YEARS    MONTHS      AGE 65      %        YEARS   MONTHS     AGE 65        %         YEARS   MONTHS    AGE 65        %
  -----    ------      ------      -        -----   ------     ------        -         -----   ------    ------        -
   65        0           0        100         61       6         42          87.4       58       0         84         74.8
 --------------------------------------      ------------------------------------     ------------------------------------
   64        11          1         99.7       61       5         43          87.1       57      11         85         74.5
   64        10          2         99.4       61       4         44          86.8       57      10         86         74.2
   64        9           3         99.1       61       3         45          86.5       57       9         87         73.9
   64        8           4         98.8       61       2         46          86.2       57       8         88         73.6
   64        7           5         98.5       61       1         47          85.9       57       7         89         73.3
   64        6           6         98.2       61       0         48          85.6       57       6         90         73
 --------------------------------------      ------------------------------------     ------------------------------------
   64        5           7         97.9       60       11        49          85.3       57       5         91         72.7
   64        4           8         97.6       60       10        50          85         57       4         92         72.4
   64        3           9         97.3       60       9         51          84.7       57       3         93         72.1
   64        2          10         97         60       8         52          84.4       57       2         94         71.8
   64        1          11         96.7       60       7         53          84.1       57       1         95         71.5
   64        0          12         96.4       60       6         54          83.8       57       0         96         71.2
 --------------------------------------      ------------------------------------     ------------------------------------
   63        11         13         96.1       60       5         55          83.5       56      11         97         70.9
   63        10         14         95.8       60       4         56          83.2       56      10         98         70.6
   63        9          15         95.5       60       3         57          82.9       56       9         99         70.3
   63        8          16         95.2       60       2         58          82.6       56       8        100         70
   63        7          17         94.9       60       1         59          82.3       56       7        101         69.7
   63        6          18         94.6       60       0         60          82         56       6        102         69.4
 --------------------------------------      ------------------------------------     ------------------------------------
   63        5          19         94.3       59       11        61          81.7       56       5        103         69.1
   63        4          20         94         59       10        62          81.4       56       4        104         68.8
   63        3          21         93.7       59       9         63          81.1       56       3        105         68.5
   63        2          22         93.4       59       8         64          80.8       56       2        106         68.2
   63        1          23         93.1       59       7         65          80.5       56       1        107         67.9
   63        0          24         92.8       59       6         66          80.2       56       0        108         67.6
 --------------------------------------      ------------------------------------     ------------------------------------
   62        11         25         92.5       59       5         67          79.9       55      11        109         67.3
   62        10         26         92.2       59       4         68          79.6       55      10        110         67
   62        9          27         91.9       59       3         69          79.3       55       9        111         66.7
   62        8          28         91.6       59       2         70          79         55       8        112         66.4
   62        7          29         91.3       59       1         71          78.7       55       7        113         66.1
   62        6          30         91         59       0         72          78.4       55       6        114         65.8
 --------------------------------------      ------------------------------------     ------------------------------------
   62        5          31         90.7       58       11        73          78.1       55       5        115         65.5
   62        4          32         90.4       58       10        74          77.8       55       4        116         65.2
   62        3          33         90.1       58       9         75          77.5       55       3        117         64.9
   62        2          34         89.8       58       8         76          77.2       55       2        118         64.6
   62        1          35         89.5       58       7         77          76.9       55       1        119         64.3
   62        0          36         89.2       58       6         78          76.6       55       0        120         64
 --------------------------------------      ------------------------------------     ------------------------------------
   61        11         37         88.9       58       5         79          76.3
   61        10         38         88.6       58       4         80          76
   61        9          39         88.3       58       3         81          75.7
   61        8          40         88         58       2         82          75.4
   61        7          41         87.7       58       1         83          75.1

Table C

                          HARSCO EMPLOYEES PENSION PLAN
 EARLY RETIREMENT FACTORS (PERCENT OF ACCRUED PENSION PAYABLE AT AGE SPECIFIED)
              EFFECTIVE FOR RETIREMENTS ON OR AFTER JANUARY 2, 1995
                 FOR EMPLOYEES WITH 30 OR MORE YEARS OF SERVICE

   AGE AT WHICH                               AGE AT WHICH                             AGE AT WHICH
 MONTHLY BENEFITS                           MONTHLY BENEFITS                         MONTHLY BENEFITS
   ARE TO BEGIN      # OF MOS                ARE TO BEGIN      # OF MOS                ARE TO BEGIN     # OF MOS
-------------------  PRIOR TO               ----------------   PRIOR TO              -----------------  PRIOR TO
  YEARS    MONTHS     AGE 62       %         YEARS   MONTHS     AGE 62       %        YEARS   MONTHS      AGE 62       %
  -----    ------     ------       -         -----   ------     ------       -        -----   ------      ------       -
   65        0           0        100         61       6          6          98.2       58       0         48         85.6
 --------------------------------------      ------------------------------------     ------------------------------------
   64        11          0        100         61       5          7          97.9       57      11         49         85.3
   64        10          0        100         61       4          8          97.6       57      10         50         85
   64        9           0        100         61       3          9          97.3       57       9         51         84.7
   64        8           0        100         61       2          10         97         57       8         52         84.4
   64        7           0        100         61       1          11         96.7       57       7         53         84.1
   64        6           0        100         61       0          12         96.4       57       6         54         83.8
 --------------------------------------      ------------------------------------     ------------------------------------
   64        5           0        100         60       11         13         96.1       57       5         55         83.5
   64        4           0        100         60       10         14         95.8       57       4         56         83.2
   64        3           0        100         60       9          15         95.5       57       3         57         82.9
   64        2           0        100         60       8          16         95.2       57       2         58         82.6
   64        1           0        100         60       7          17         94.9       57       1         59         82.3
   64        0           0        100         60       6          18         94.6       57       0         60         82
 --------------------------------------      ------------------------------------     ------------------------------------
   63        11          0        100         60       5          19         94.3       56      11         61         81.7
   63        10          0        100         60       4          20         94         56      10         62         81.4
   63        9           0        100         60       3          21         93.7       56       9         63         81.1
   63        8           0        100         60       2          22         93.4       56       8         64         80.8
   63        7           0        100         60       1          23         93.1       56       7         65         80.5
   63        6           0        100         60       0          24         92.8       56       6         66         80.2
 --------------------------------------      ------------------------------------     ------------------------------------
   63        5           0        100         59       11         25         92.5       56       5         67         79.9
   63        4           0        100         59       10         26         92.2       56       4         68         79.6
   63        3           0        100         59       9          27         91.9       56       3         69         79.3
   63        2           0        100         59       8          28         91.6       56       2         70         79
   63        1           0        100         59       7          29         91.3       56       1         71         78.7
   63        0           0        100         59       6          30         91         56       0         72         78.4
 --------------------------------------      ------------------------------------     ------------------------------------
   62        11          0        100         59       5          31         90.7       55      11         73         78.1
   62        10          0        100         59       4          32         90.4       55      10         74         77.8
   62        9           0        100         59       3          33         90.1       55       9         75         77.5
   62        8           0        100         59       2          34         89.8       55       8         76         77.2
   62        7           0        100         59       1          35         89.5       55       7         77         76.9
   62        6           0        100         59       0          36         89.2       55       6         78         76.6
 --------------------------------------      ------------------------------------     ------------------------------------
   62        5           0        100         58       11         37         88.9       55       5         79         76.3
   62        4           0        100         58       10         38         88.6       55       4         80         76
   62        3           0        100         58       9          39         88.3       55       3         81         75.7
   62        2           0        100         58       8          40         88         55       2         82         75.4
   62        1           0        100         58       7          41         87.7       55       1         83         75.1
   62        0           0        100         58       6          42         87.4       55       0         84         74.8
 --------------------------------------      ------------------------------------     ------------------------------------
   61        11          1         99.7       58       5          43         87.1
   61        10          2         99.4       58       4          44         86.8
   61        9           3         99.1       58       3          45         86.5
   61        8           4         98.8       58       2          46         86.2
   61        7           5         98.5       58       1          47         85.9

AMENDMENTS NO. 1 AND 2 TO THE HARSCO CORPORATION SUPPLEMENTAL RETIREMENT BENEFIT
                                      PLAN


Sections 1.1, 2.7, and 3.1 of the Harsco Corporation Supplemental Retirement Benefit Plan were amended on January 27, 1997, and Sections 2.5, 2.7 and 5.7 of the Plan were amended on January 26, 1998 to read as follows (new language is in bold):

         1.1 Purpose. The Harsco Corporation Supplemental Retirement Plan ("Plan") was established by Harsco Corporation ("Corporation") to provide supplemental retirement benefits to designated corporate and division officers and to compensate them for government-imposed reductions in benefits from and/or contributions to the tax-qualified plans in which they participate. ALSO THE PLAN PROVIDES FOR ANCILLARY AGREEMENTS IN ORDER TO DOCUMENT SPECIAL NONQUALIFIED PENSION BENEFIT COMMITMENTS FOR CORPORATE AND DIVISION OFFICERS AND NONOFFICERS.

       2.5 Change in Control. The first to occur of any one of the events described below:

       (a) Stock Acquisition. Any "person" (as such term is used in Sections 13(d) and 14 (d)(2) of the Securities Exchange Act of 1934 ["the 1934 Act"], other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company ("SUBSIDIARY"), who is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13(d)-3 under the 1934 Act) ("BENEFICIAL OWNER"), directly or indirectly, of securities of the Company representing 15 percent or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offer, or the date on which the Company first learns of acquisition of 15 percent of such securities, or the EARLIER of the effective date of an agreement for the merger, consolidation or other reorganization of the Company or Company shareholder approval thereof, as the case may be.

       (b) THE DATE THAT A TENDER OR EXCHANGE OFFER BY ANY PERSON (OTHER THAN THE COMPANY OR SUBSIDIARY) IS FIRST PUBLISHED OR SENT OR GIVEN WITHIN THE MEANING OF RULE 14E-2(a) OF THE GENERAL RULES AND REGULATIONS UNDER THE EXCHANGE ACT AS MAY BE AMENDED, SUPPLEMENTED OR SUPERSEDED FROM TIME TO TIME, IF UPON CONSUMMATION THEREOF, SUCH PERSON WOULD BE THE BENEFICIAL OWNER OF 20% OR MORE OF THE COMBINED VOTING POWER OF THE COMPANY'S OUTSTANDING VOTING SECURITIES.

       (c) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

       (d) Other Events. Any other event or series of events which, notwithstanding any other provision of this definition, is determined by a majority of the outside members of the Board of Directors of the Company to constitute a Change in Control of the Company for purposes of this Supplemental Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.


       2.7 Compensation. Total base salary plus 100% of nondiscretionary incentive compensation, (INCLUDING THE VALUE OF THE AWARDS MADE UNDER THE 1995 EXECUTIVE INCENTIVE COMPENSATION PLAN IN COMMON STOCK AS OF THE DATE OF THE AWARD, OR IN CASH, AND REGARDLESS OF WHETHER ANY SUCH STOCK AWARD IS LATER FORFEITED) all calculated on a paid basis and payable according to the provision of a regular written plan covering officers as approved by the Board or a Committee thereof.

       3.1 Eligibility to Participate in the Plan. All officers of the Corporation, and division officers elected by the Board of Directors shall be eligible to participate in this Plan. ALSO ELIGIBLE TO PARTICIPATE IN THE PLAN THROUGH SPECIFIC ANCILLARY AGREEMENTS THAT MAY BE APPROVED FROM TIME TO TIME WILL BE CERTAIN NONOFFICER EMPLOYEES.

       5.7 Change in Control. NOT LATER THAN TEN (10) BUSINESS DAYS AFTER THE DATE ON WHICH A CHANGE IN CONTROL OCCURS, THE COMPANY SHALL BE OBLIGATED TO THE PARTICIPANTS TO CONTRIBUTE AN AMOUNT EQUAL TO THE CUMULATIVE ACCRUED BENEFITS FOR ALL PARTICIPANTS AND BENEFICIARIES UNDER THIS PLAN (TOGETHER WITH AN ADDITIONAL AMOUNT TO COVER ALL ESTIMATED ADMINISTRATION EXPENSES ASSOCIATED WITH THE PAYMENT OF SUCH BENEFITS) INTO THE TRUST ESTABLISHED AS OF JULY 1, 1987 BY AND BETWEEN THE COMPANY AND DAUPHIN DEPOSIT BANK AND TRUST COMPANY (TRUSTEE) (THE "RABBI TRUST"), FOR FUTURE DISTRIBUTION BY THE TRUSTEE, OR ANY SUCCESSOR TRUSTEE, IN ACCORDANCE WITH THE TERMS OF THIS PLAN, AND THE RABBI TRUST. CONTEMPORANEOUS WITH SUCH CONTRIBUTION, THE COMPANY SHALL ALSO PROVIDE TO THE TRUSTEE OR SUCCESSOR TRUSTEE ALL INSTRUCTIONS REGARDING THE PARTICIPANTS, BENEFICIARIES, AND THEIR BENEFITS NECESSARY FOR THE TRUSTEE TO CARRY OUT ITS DUTIES UNDER THE TRUST. NOTHING IN THIS PLAN SHALL PRECLUDE THE COMPANY FROM FUNDING THE RABBI TRUST PRIOR TO A CHANGE IN CONTROL.

Section 4.3 was added to the Harsco Corporation Supplemental Retirement Benefit Plan on January 27, 1997, to read as follows:

       4.3 PROVISION FOR HECKETT MULTISERV - EAST DIVISION OFFICERS. THE SUPPLEMENTAL PLAN ALSO PROVIDES THAT OFFICERS OF THE HECKETT MULTISERV-EAST DIVISION WILL RECEIVE SUPPLEMENTAL PAYMENTS TO MAKE UP ANY REDUCTION IN QUALIFIED PLAN PAYMENTS TO THE EXTENT THE VALUE OF THE COMPANY COMMON STOCK AWARD UNDER THE PROVISIONS OF THE EXECUTIVE INCENTIVE COMPENSATION PLAN IS NOT INCLUDABLE IN THE QUALIFIED PLAN'S DEFINITION OF PENSIONABLE EARNINGS.

Section 5.8 was added to the Plan on January 26, 1998, to read as follows:

       5.8 DOCUMENTATION OF RETIREMENT BENEFIT. UPON A PARTICIPANT'S EARLY, NORMAL, OR POSTPONED RETIREMENT DATE OR TERMINATION OF EMPLOYMENT WITH A VESTED ACCRUED BENEFIT, THE COMPANY SHALL EXECUTE AND DELIVER TO THE PARTICIPANT, OR IF DECEASED, TO THE BENEFICIARY, AN AGREEMENT CONFIRMING THE COMPANY'S LEGAL DUTY TO PAY THE SUPPLEMENTAL PENSION PLAN BENEFIT IN ACCORDANCE WITH THE FORM OF PAYMENT SELECTED BY THE PARTICIPANT OR BENEFICIARY, AND SUMMARIZING SUCH PAYMENT TERMS.



/S/ P. C. Coppock                                 /S/ D. C. Hathaway
----------------------------                      -----------------------------
P. C. Coppock, Sr. Vice President,                D. C. Hathaway, Chairman and
Chief Administrative Officer,                     Chief Executive Officer
General Counsel & Secretary